UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

WORONOCO BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1–14671	04-3444269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Court Street, Westfield, Massachusetts 01085

(Address of principal executive offices)

(413) 568-9141

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 7-Regulation FD

Item 7.01

On February 24, 2005, Woronoco Bancorp, Inc. (the “Company”) issued a press release announcing that its board has approved a special meeting of the stockholders of the Company to consider a proposal to adopt an Agreement and Plan of Merger pursuant to which the Company will merge with and into Berkshire Hills Bancorp, Inc. to be held on April 12, 2005 at 10:00 a.m. local time at the Springfield-Marriott in Springfield, Massachusetts. The Record Date for the determination of stockholders entitled to notice of and to vote at the Special Meeting is the close of business on March 6, 2005. A copy of the press release announcing the Special Meeting Date and Record Date is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number 99.1	— Text of the Press Release Dated February 24, 2005.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORONOCO BANCORP, INC.

Date: February 24, 2005	By:	/s/ Cornelius D. Mahoney
	Name:	Cornelius D. Mahoney
	Title:	President, Chief Executive Officer and Chairman of the Board

3